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                         AGREEMENT REGARDING COMMISSION

Weaver Realty Group, Inc. and Grubb & Ellis/Phoenix Realty Group hereby agree to reduce any commission otherwise payable to them by Cedar Income Fund Partnership, L.P. with respect to the sale of Southpoint Parkway Center, Jacksonville, Florida by the amount of fifteen thousand dollars ($15,000).


                                            WEAVER REALTY GROUP, INC.

                                            By:
                                               ---------------------------------
                                               W. Frost Weaver, President

                                            GRUBB & ELLIS/PHOENIX REALTY GROUP

                                            By:
                                               ---------------------------------


                                            Date:  March 7, 2002
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